Leases (Notes)	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Leases
Leases
We lease both real estate and equipment used in our operations. As of December 31, 2016, the remaining lives of our operating leases ranged from 1 to 81 years. For the years ended December 31, 2016, 2015, and 2014, rent expense for operating leases was $74 million, $72 million, and $137 million, respectively. In addition to minimum rental commitments, certain of our operating leases provide for contingent rentals based on a percentage of revenues in excess of specified amounts.
Future Minimum Rental Commitments

(In millions)	Capital Leases	Operating Leases
2017	$2	$43
2018	—	38
2019	—	38
2020	—	38
2021	—	38
2022 and thereafter	—	944
Total minimum rental commitments	2	$1,139
Less amounts representing interest	—
Present value of net minimum lease payments	$2